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                              Exhibit 32.2

               CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002

I, Zaf Sungur, principal accounting officer of Brookmount Explorations Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Brookmount Explorations Inc., for the fiscal year ended November 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Brookmount Explorations Inc.


/s/ Zaf Sungur
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Zaf Sungur
Principal Accounting Officer
February 25, 2005